UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________
Date of Report (Date of earliest event reported): July 27, 2017

FLOWSERVE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-6500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.02.          Results of Operations and Financial Condition.

On July 27, 2017, Flowserve Corporation, a New York corporation (the “Company”), issued a press release announcing financial results for the second fiscal quarter ended June 30, 2017.  A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 of Form 8-K and in the sections titled “Second Quarter 2017 Highlights”, “Full Year 2017 Guidance”, “Second Quarter 2017 Results Conference Call” and “About Flowserve” of Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 7.01           Regulation FD Disclosure.

On July 28, 2017, the Company will make a presentation about its financial and operating results for the second quarter of 2017, as noted in the press release described in Item 2.02 above.  The Company has posted the presentation on its website at http://www.flowserve.com under the “Investor Relations” section.

The information in this Item 7.01 of Form 8-K and in the sections of titled “Second Quarter 2017 Highlights”, “Full Year 2017 Guidance”, “Second Quarter 2017 Results Conference Call” and “About Flowserve” of Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01 Other Events

The Company is also filing this Current Report on Form 8-K to describe (i) revisions for immaterial errors, primarily in inventory and accounts receivable balances related mainly to two of our non-U.S. sites, that we concluded are not material to any previously issued financial statements; (ii) identification of material weaknesses in its internal control over financial reporting and, accordingly, ineffective disclosure controls and procedures at December 31, 2016, March 31, 2017 and June 30, 2017; and (iii) amendment of management’s prior assessments of the Company’s internal control over financial reporting and PwC’s opinion on Company’s internal control over financial reporting at December 31, 2016.  The Audit Committee of the Board of Directors and management have discussed the matters disclosed in this report with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”).

Correction of Immaterial Errors Related to Two Non-U.S. Sites

In the second quarter of 2017, the Company identified accounting errors which were primarily limited to two of our non-U.S. sites, primarily in the inventory and accounts receivable balances and related income statement impacts for periods beginning 2013 through the first quarter of 2017.  In addition, certain additional immaterial errors previously recorded in the periods identified were also considered in the Company’s analysis. The cumulative effect of the revisions to retained earnings as of March 31, 2017 was a reduction of approximately $30 million. We have assessed these errors and concluded that they are noft material to any prior annual or interim periods. However, the aggregate amount of the prior period errors would have been material to our current interim condensed consolidated statements of income and to our anticipated full year results. The effect of the prior period revisions on the condensed consolidated statement of cash flows was not material to cash flows from operating activities, investing activities or financing activities for any of the prior annual or interim periods.

Identification of Material Weakness

Management of the Company, in consultation with the Audit Committee, has identified material weaknesses in the Company’s internal controls over financial reporting primarily related to the operation of certain inventory controls at one of the non-U.S. subsidiaries noted above and related to business performance reviews. Employees of this non-U.S. subsidiary made certain journal entries and adjustments that lacked sufficient support and the business performance review control used to detect errors that, when aggregated, could be material to the interim or annual financial statements and to identify potential breakdowns in lower level controls, did not detect the unsubstantiated balances on a timely basis.  A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis.  The Company has concluded that its internal control over financial reporting was not effective as of December 31, 2016, March 31, 2017 and June 30, 2017 and, accordingly, its disclosure controls and procedures were not effective as of December 31, 2016, March 31, 2017 and June 30, 2017.

Remediation

The Company, the Audit Committee and its Board of Directors are committed to maintaining a strong internal control environment, and are currently evaluating remediation efforts that will be designed to enhance our control environment. Once a remediation plan is finalized and implemented, the identified material weaknesses in internal control over financial reporting and ineffective disclosure controls and procedures will be considered fully addressed when the relevant internal controls and disclosure controls and procedures have been in operation for a sufficient period of time for our management to conclude that the material weaknesses have been fully remediated and our internal control over financial reporting and disclosure controls and procedures are effective. The Company will work to design, implement and rigorously test these new controls in order to make these final determinations.

Amendment of Internal Control over Financial Reporting Assessment, Evaluation of Disclosure Controls and Procedures and Revision of Previously Issued Financial Statements

The Company plans to file a Form 10-K/A for the fiscal year ended December 31, 2016, and a Form 10-Q/A for the first quarter ended March 31, 2017 to amend management’s assessment to state that the Company’s internal control over financial reporting and, accordingly, its disclosure controls and procedures, were not effective as of December 31, 2016 and March 31, 2017.  PwC’s opinion on the Company’s internal control over financial reporting for the fiscal year ended December 31, 2016 will also be amended to state that the Company’s internal control over financial reporting as of December 31, 2016 was not effective.

In connection therewith, the Company will revise the affected financial statements to correct the errors discussed above.  The Company expects to file the Form 10-K/A for the year ended December 31, 2016; the Form 10-Q/A for the first quarter ended March 31, 2017; and its Form 10-Q for the second quarter ended June 30, 2017 by the time period prescribed for the second quarter Form 10-Q, including any extensions.

The Company issued a news release relating to the above, which is attached hereto as Exhibit 99.1. The portions of the news release titled “Reclassifications and Revisions to Prior Periods” are incorporated herein by reference.

Safe Harbor Statement: This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, "may," "should," "expects," "could," "intends," "plans," "anticipates," "estimates," "believes," "forecasts," "predicts" or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this report are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict.  These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: the review of the Company’s internal financial records and controls that is being conducted, including any additional time that may be required to complete the review; the timing and nature of the final resolution of the accounting issues discussed in this news release; any delay in the filing of required periodic reports with the SEC; the ability of the Company to remediate any material weakness in its internal control over financial reporting and ineffectiveness in disclosure controls and procedures; increased regulatory, media, or financial reporting issues and practices, rumors, or otherwise; and other factors described from time to time in our filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Flowserve Corporation press release dated July 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: July 27, 2017	By:	/s/ R. Scott Rowe
R. Scott Rowe
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Flowserve Corporation press release dated July 27, 2017